UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): October 28, 2021

EASTERN BANKSHARES, INC.
(Exact Name of Registrant as Specified in Charter)

Massachusetts	001-39610	84-4199750
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

265 Franklin Street			02110
Boston	,	MA
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: (800) 327-8376
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	EBC	Nasdaq Global Select Market
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02    Results of Operations and Financial Condition.

On October 28, 2021, Eastern Bankshares, Inc., a Massachusetts corporation (the “Company”) and the stock holding company for Eastern Bank, issued a press release in which it announced its earnings for the quarter ended September 30, 2021. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 7.01    Regulation FD Disclosure.

In the press release announcing the Company's earnings for the quarter ended September 30, 2021, the Company announced the approval by its Board of Directors of a regular quarterly cash dividend of $0.08 per share payable on December 15, 2021 to shareholders of record on December 3, 2021.

In connection with issuing such press release, the Company posted an investor presentation in the “Presentations” section of the Company’s investor relations website at investor.easternbank.com on October 28, 2021. A copy of the presentation is furnished herewith as Exhibit 99.2.

Item 8.01    Other Events.

In the press release announcing the Company's earnings for the quarter ended September 30, 2021, the Company also announced that its Board of Directors has approved a share repurchase program that authorizes the Company to purchase up to 9,337,900 shares, or 5% of the Company’s outstanding shares of common stock over a 12-month period. The authorization is contingent on the non-objection from the Board of Governors of the Federal Reserve System (the “Federal Reserve”). The Company’s request for non-objection is pending. The Company is unable to predict whether the Federal Reserve will permit the Company to implement the proposed repurchase program in whole or part, whether the Federal Reserve will impose one or more related conditions on the Company, or the timing of such non-objection, if granted. Assuming receipt of approval or non-objection from the Federal Reserve, the Company does not expect the share repurchases to begin before December 2021.

Item 9.01    Financial Statements and Exhibits.
(d)Exhibits

Exhibit	Description

99.1	Press release dated October 28, 2021
99.2	Presentation titled "Q3 Earnings Presentation" dated October 28, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EASTERN BANKSHARES, INC.

DATE: October 28, 2021	By:	/s/ James B. Fitzgerald
James B. Fitzgerald
Chief Financial Officer